Advance from Customers	12 Months Ended
Jun. 30, 2024
Advance from Customers [Abstract]
ADVANCE FROM CUSTOMERS

NOTE 13 – ADVANCE FROM CUSTOMERS

Advance from customers as of June 30, 2024 and 2023 consisted of the following:

	2024	2023
Senior care services	$230,520	$1,805,609
Housekeeping services	271,370	317,931
Total	$501,890	$2,123,540

E-Home received annual fees from senior care services customers and recognized revenues over the contract period. The amounts advanced from customers from senior care services were $230,520 and $1,805,609 as of June 30, 2024 and 2023, respectively, which will be recognized as senior care services revenue within 12 months. E-Home received advance from housekeeping services customers and recognized revenues when services are provided. The amounts advanced from customers from housekeeping services were $271,370 and $317,931 as of June 30, 2024 and 2023, respectively, which will be recognized as housekeeping services revenue within 12 months.